EXHIBIT 32.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Eric F. Kohn, TD, as the President, Treasurer, and Chairman of Omninet International, Ltd. (the "Company") being the functional equivalent to the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, in connection with the Company's Form 20-F Annual Report for the fiscal year ended February 28, 2003 (the "Report") that:

         (2) To the best of my knowledge and belief, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (3) To the best of my knowledge and belief, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations and cash flows of the Company.

         Dated:  September 29, 2003

                                                /s/ Eric F. Kohn, TD
                                           ----------------------------------
                                           Eric F. Kohn, TD,
                                           President, Treasurer, and Chairman of
                                           Omninet International Ltd.